AGREEMENT dated December 12, 1980 between Short Term Income Fund, Inc., a Maryland corporation (the "Fund") and Discount Brokerage Corporation, a Delaware corporation (the "Broker").

         Short Term Income Fund, Inc. is registered as an investment company under the Investment Company Act of 1940, as amended, and a registration statement under the Securities Act of 1933, as amended, relating to its shares of common stock, par value $.001 per share ("Shares'), is in effect. Short Term Income Fund, Inc. and the Broker desire to enter into an agreement to enable the Broker to establish accounts through which its customers may acquire Shares in accordance with the terms of the prospectus contained in the said registration statement, as amended and supplemented from time to time (the "Prospectus").

         NOW, THEREFORE, the Broker and the Fund agree as follows:

         1. Definitions. The following terms shall have the following meanings:

          (a) "Bank Business Day" means any Business Day that is not a bank holiday in the State of New York.

          (b) "Business Day" means any day the New York Stock Exchange, Inc. is open for trading.

          (c) "Correspondent" means Tweedy Browne Clearing Corporation, a Delaware corporation, or any other registered broker-dealer appearing, directly or in "street" or "nominee" name, on the Fund's records as the owner of Shares held for the Broker or for any of its customers.

           (d) "Customer Account" means an account with the Fund established by and in the name of the Correspondent, on behalf of a customer of the Broker acquiring Shares, having the same account number or designation as the customer's account with the Broker.

           (e) "Transfer Agent" means The Bank of New York and any successor transfer agent appointed from time to time by the Fund.

          (f) "Participating Broker' means any registered broker-dealer which has established and maintains accounts with the Fund on behalf of the broker's customers similar to the Customer Accounts established pursuant to this Agreement, and any other registered broker-dealer appearing, directly or in "street' or "nominee" name, on the Fund's records as the owner of Shares held for a Participating Broker or any of its customers.

         2. The Broker acknowledges that it has received the Fund's Prospectus and agrees that prior to or simultaneously with establishing any Customer Account the Broker shall deliver or cause the Correspondent to deliver a current Prospectus to the customer on whose behalf the Customer Account is being established. The Fund shall from-time to time provide the Broker or, if so directed by the Broker, the Correspondent with such quantities of current Prospectuses as the Broker may reasonably request.


         3. The Broker shall cause the Correspondent to act as the holder of record of all Shares held from time to time in the Customer Accounts and neither the Fund nor the Transfer Agent shall be obligated to accept instructions relating to the purchase or redemption of Shares from anyone other than the Correspondent. The Broker shall cause the Correspondent to prepare monthly, and furnish to the Transfer Agent, a current list showing, for each of the Correspondent's Customer Accounts, the customer's name, address, and broker's identification number, and, if requested by the Fund, shall prepare and furnish to the Transfer Agent, within one Business Day of the request, unless unusual circumstances render doing so infeasible, and, in any event not later than within two Business Days of the request, a current list updating the information contained in the previously furnished monthly list. The Fund shall not use any list provided pursuant to this paragraph for any purpose other than furnishing the list to the staff of the Securities and Exchange Commission if the staff requests the list from the Fund.

         4. (a) Each Bank Business Day, after the close of trading on the New York Stock Exchange, Inc. on such day, the Broker shall cause the Correspondent to deliver to the Transfer Agent, in such form as may be agreed upon from time to time by the Broker and the Fund, all orders received or initiated by the Broker on such day for the purchase or redemption of Shares on behalf of any Customer Account. Orders for the purchase or redemption of Shares received or initiated by the Broker on any Business Day that is not a Bank: Business Day shall be combined with such orders so received or initiated on the next following Bank Business Day. If an order for the purchase of Shares on behalf of a Customer Account, is not accompanied by an amount in Federal Funds sufficient to effect the purchase, then the Broker shall cause the Correspondent to deliver the order to the Fund's Transfer Agent promptly following the availability to the Correspondent of sufficient Federal Funds to effect the purchase.

              (b) If on any Business Day there is an excess of the aggregate number of Shares to be purchased pursuant to orders delivered by the Correspondent to the Transfer Agent over the aggregate number of Shares' to be redeemed pursuant to such orders (the "Excess Purchased Shares"), then the Broker shall cause the Correspondent to transfer to the Transfer Agent for the account of the Fund, as soon as practicable but not later than Noon. New York City time, on the Bank Business Day next following such Business Day, an amount in Federal Funds equal to the net asset value per share last computed by the Fund on such Business Day multiplied by the number of Excess Purchased Shares for that day.

              (c) If on any Business Day there is an excess of the aggregate number of Shares to be redeemed' pursuant to orders delivered by the Correspondent to the Transfer Agent over the aggregate number of Shares to be purchased pursuant to such orders (the "Excess Redeemed Shares"),then the Fund shall transfer to a bank account of the Correspondent which it has designated in writing, as soon as practicable but not later than Noon, New York City time, on the Bank Business Day next following such Business Day, an amount in Federal Funds equal to the net asset value per share last computed by the Fund on such Business Day multiplied by the number of Excess Redeemed Shares for that day.

              (d) On the first Business Day following any Business Day on which Shares are purchased or redeemed for any customer of the Broker, the Broker shall send its customer a written confirmation of the purchase or redemption, identifying the number of the Customer Account maintained on behalf of the customer.

              (e) As a fee for the services performed by the Broker pursuant to this Section 4, and subject to the limitation contained in Section 7 of this Agreement, the Fund shall pay the Broker, promptly following the end of each month, $1.00 for each confirmation of a purchase or of a redemption of Shares sent to the Broker's customers during the month.

              (f) The Broker shall not impose any charges on any Customer Account for effecting the purchase or redemption of Shares on behalf of a Customer Account or transferring to or receiving from a Participating Broker Shares held for any Customer Account or establish any minimum redemption or investment maintenance requirements unless at least 10 days prior to the imposition of the charge or establishment of the requirements the Broker has given the Fund written notice specifying the amount or rate of the charge or requirements and the circumstances under which the charge or requirements will be imposed. The Broker shall not impose any initial or subsequent minimum purchase requirement higher than the initial or subsequent minimum purchase requirements established by the Fund from time to time.

          5. Promptly following the receipt thereof from the Fund, the Broker shall mail to each customer on whose behalf a Customer Account is then maintained the Fund's annual reports to shareholders, proxies, proxy statements and other communications to shareholders, including the Prospectus as amended or supplemented from time to time, which the Fund may from time to time furnish to the Broker, and the Fund shall reimburse the Broker for its reasonable expenses incurred in making such mailings.

         6. (a) The Broker shall include in all periodic statements of account sent to any customer on whose behalf a Customer Account is then maintained information regarding (i) all purchases and redemptions of Shares in the Customer Account during the period covered by the statement,(ii) all dividends on Shares paid into the Customer Account during such period and (iii) the number of Shares held in the Customer Account on the closing date of the statement.

              (b) The Broker shall reasonably assist the Fund and its agents in maintaining and servicing Customer Accounts, including (without limitation) responding to inquiries from any customer on whose behalf a Customer Account is then maintained relating to the Customer Account.

              (c) As a fee for the services performed by the Broker pursuant to this Section 6, and subject to the limitation contained in Section 7 of this Agreement, the Fund shall pay the Broker, promptly following the end of each month, $.50 per month for each Customer Account maintained by the Broker on behalf of its customers.

             7. The aggregate annual amount of any monthly payments the Fund may be required to make to the Broker pursuant to subsection (e) of Section 4 and subsection (c) of Section 6 of this Agreement during the first and each subsequent year during the term of this Agreement shall not exceed an amount equal to $1,800 plus one tenth of one percent (.001) of the average net asset value of the Shares held by customers of the Broker during the year or, in the case of monthly payments made with respect to a period of less than one year, an amount equal to the percentage of $1,800 that the period is of one year plus the percentage of one tenth of one percent (.001) of the average net asset value of the Shares held by customers of the Broker during the period that the period is of one year.

            8. (a) Upon a customer's request to the Broker to have the customer's Shares transferred to another Participating Broker, the Broker shall direct the Correspondent to instruct the Fund to effect the transfer. Except for a transfer of Shares to a Participating Broker, which the Fund will effect promptly following receipt of an instruction from the Correspondent, the Broker shall not direct the Correspondent to transfer any Shares to any person except on 20 days' written notice to the Fund setting forth the name and address of the proposed transferee and the terms of the proposed transfer (including the purchase price). Upon the giving of such notice, the Fund shall have the right, at its option, to purchase from the Correspondent all or any part of the Shares proposed to be transferred at a price computed in accordance with this-section.

                 (b) If the Fund determines to exercise such right to purchase, it shall so notify the Correspondent in writing prior to the expiration of such 20--day period. If a certificate or certificates representing the Shares to be purchased have been issued, the Broker shall cause the Correspondent to surrender, within five days after the giving of the written notice from the Fund of its intention to purchase such Shares, such certificate or certificates, duly endorsed for transfer, to the Transfer Agent and the Fund shall promptly, but in no event later than the seventh day following such surrender, pay the Correspondent for the Shares purchased an amount in cash or marketable securities or both equal to the net asset value per share of Shares next determined by the Fund following the surrender, multiplied by the number of Shares purchased.

                  (c) If no certificate or certificates for the shares to be purchased have been issued, then the Fund shall promptly, but in no event later than the seventh day following the giving of the written notice of its intention to purchase such Shares, pay the Correspondent for the Shares purchased an amount in cash or marketable securities or both equal to the net asset value per share of Shares next determined by the Fund following the giving of such written notice multiplied by the number of Shares purchased.

         (d) Any certificates representing Shares issued to the Correspondent shall contain on their face a legend referring to this section and stating that the transfer of such Shares is restricted and to be governed by this section.

          9. The Broker shall, and shall cause the Correspondent to, permit the Fund's independent public accountants to make such examination of the Broker's and the Correspondent's systems for effecting purchases and redemptions, and recording ownership, of Shares as may be necessary to enable the accountants to provide the Fund, both at the time operations under this Agreement are initiated and annually in connection with the Fund's preparation of its annual report on Form N-lR under the Investment Company Act of 1940, as amended, (the "Investment Company Act"), a report in the form required by Form N-1R under the Investment Company Act regarding the adequacy of the Fund's internal accounting control and systems for safeguarding securities. In addition, the Broker shall, and shall cause the Correspondent to, promptly furnish the Fund copies of any letters of complaint received from customers of the Broker on whose behalf Customer Accounts are maintained regarding the Fund or its Shares as well as copies of any replies the Broker or the Correspondent makes to those letters.

         10. The Fund may terminate this Agreement at any time on not less than seven days' written notice. The Broker may terminate this Agreement at any time without notice by so informing the Fund in writing. No later than the seventh day following any such termination, the Broker shall cause the Correspondent, for any Shares of which it is the record holder for a Customer Account, (i) to redeem the Shares, (ii) to instruct the Fund to transfer record ownership of the Shares to a Participating Broker or (iii)to instruct the Correspondent to transfer ownership of the Shares on the Correspondent's books and records to a Participating Broker.

                  11. Any notice required or permitted to be given in writing pursuant to this Agreement may be sent by mail, in which case the notice shall be deemed given on the third Business Day following the deposit of the notice into the custody of the United States Post Office, and shall be given to the Broker or the Fund at the following addresses:

         If to the Broker

                  Discount Brokerage Corporation
                  67 Wall Street
                  New York, New York  10005

         If to the Correspondent:

                  Tweedy Browne Clearing Corporation
                  67 Wall Street
                  New York, New York  10005

         If to the Fund:

                  Short Term Income Fund, Inc.
                  230 Park Avenue - Suite 3300
                  New York, New York  10017

    Attention of the President

         12. This Agreement may not be assigned by the Broker or by the Fund, except that this Agreement shall be binding on and inure to the benefit of the surviving entity of a merger or consolidation between the Broker and any other entity, provided, however, that such surviving entity is registered as a broker-dealer under the Securities Exchange Act of 1934 or any successor statute.

         IN WITNESS WHEREOF, the Broker and the Fund have executed this Agreement as of the date first written above.

                                                 Discount Brokerage Corporation


                                                   By /s/ Marc A. Beema
                                                   --------------------

                                                   Short Term Income Fund, Inc.

                                                   By /s/ Lesley M. Jones
                                                   ----------------------

         AGREEMENT dated September 10, 1980 between Short Term Income Fund, Inc. a Maryland corporation (the "Fund) and Neuberger & Berman, a New York limited partnership (the "Broker").

         Short Term Income Fund, Inc. is registered as an investment company under the Investment Company Act of 1940, as amended, and a registration statement under the Securities Act of 1933, as amended, relating to its shares of common stock, per value $.001 per share ("Shares"). is in effect. Short Term Income Fund, Inc. and the Broker desire to enter into an agreement to enable the Broker to establish accounts through which its customers may acquire Shares in accordance with the terms of the prospectus contained in the said registration statement, as amended and supplements from time to time (the "Prospectus").

         NOW, THEREFORE, the Broker and the Fund agree as follows:

         1. Definitions The following terms shall have the following meanings:

         (a) "Bank Business Day" means any Business Day that is not a bank holiday in the State of New York.

         (b) "Business Day" means any day the New York Stock Exchange, Inc. is open for trading.

         (c) "Customer Account" means an account with the Fund established by and in the name of the Broker, on behalf of a customer acquiring Shares, having the same account number or designation as the customer's account with the Broker.

         (d) "Transfer Agent" means the Bank of New York and any successor transfer agent appointed from time to time by the fund.

         (e) "Participating Broker" means any registered broker-dealer which has established and maintains accounts with the Fund on behalf of the Broker's customers similar to the Customer Accounts established pursuant to this Agreement.

         2. The Broker acknowledges that it has received the Fund's Prospectus dated January 18, 1980 and agrees that prior to or simultaneously with establishing any Customer Account it shall deliver a current Prospectus to its customer on whose behalf the Customer Account is being established . The Fund shall from time to time provide the Broker with such quantities of current Prospectuses as the Broker may reasonably request.

         3. The Broker shall be the holder of record of all Shares held from time to time in the Customer Accounts and neither the Fund nor the Transfer Agent shall be obligated to accept instructions relating to the purchase or redemption of Shares from anyone other than the Broker. The Broker shall prepare monthly, and furnish to the Transfer Agent, a current list showing for each of the Broker's Customer Accounts, the customer's name, address and the broker's identification number. The Fund shall not use the list for any purpose other than furnishing the list to the staff of the Securities and Exchange Commission if the staff requests the list from the Fund.

         4. (a) Each Bank Business Day, after the close of trading on the New York Stock Exchange, Inc. on such day, the Broker shall deliver to the Transfer Agent, in such form as may be agreed upon from time to time by the Broker and the Fund, all orders received or made by the Broker on such day for the purchase or redemption of Shares on behalf of any Customer Account. Orders for the purchase or redemption of Shares received or made by the Broker on any Business Day that is not a Bank Business Day shall be combined with such orders so received or made on the next following Bank Business Day. If an order for the purchase of Shares on behalf of the Customer Account is not accompanied by an amount in Federal Funds sufficient to effect the purchase, then the Broker shall deliver the order to the Fund's Transfer Agent promptly following the availability to the Broker of sufficient Federal Funds to effect the purchase.

                  (b) If on any Business Day there is an excess of the aggregate number of Shares to be purchased pursuant to orders delivered by the Broker to the Transfer Agent over the aggregate number of Shares to be redeemed pursuant to such orders (the "Excess Purchases Shares"), then the Broker shall transfer or cause to be transferred to the Transfer Agent for the account of the Fund, as soon as practicable but not later than Noon, New York City time, on the Bank Business Day next following such Business Day, an amount in Federal Funds equal to the net asset value per share last computed by the Fund on such Business Day multiplied by the number of Excess Purchased Shares for that day.

                  (c) If on any Business Day there is an excess of the aggregate number of Shares to be redeemed pursuant to orders delivered by the Broker to the Transfer Agent over the aggregate number of Shares to be purchased pursuant to such orders (the "Excess Redeemed Shares"), then the Fund shall transfer or cause to be transferred to a bank account of the Broker which it has designated in writing, as soon as practicable but not late than Noon, New York City time, on the Bank

Business Day next following such Business Day, an amount in Federal Funds equal to the net asset value per share last computed by the Fund on such Business Day multiplied by the number of Excess Redeemed for that day.

                  (d) On the first Business Day following any Business Day on which Shares are purchased or redeemed for any customer of the Broker, the Broker shall send its customer a written confirmation of the purchase or redemption, identifying the number of the Customer Account maintained on behalf of the customer.

                  (e) As a fee for the services performed by the Broker pursuant to this Section 4, and subject to the limitation contained in Section 7 of this Agreement, the Fund shall pay the Broker, promptly following the end of each month, $1.00 for each confirmation of a purchase or of a redemption of Shares sent to the Broker's customers during the month.

                  (f) The Broker shall not impose any charges on any Customer Account for effecting the purchase or redemption of Shares on behalf of a Customer Account or transferring to or receiving from a Participating Broker Shares held for any Customer Account or establish any minimum purchase, redemption or investment maintenance requirement unless at least 10 days prior to the imposition of the charge or establishment of the requirements the Broker has given the Fund written notice specifying the amount or rate of the charge or requirements and the circumstances under which the charge or requirements will be imposed.


         5. Promptly following the receipt thereof from the Fund, the Broker shall mail to each customer on whose behalf a Customer Account is then maintained the Fund's annual reports to shareholders, proxies, proxy statements and other communications to shareholders, including the Prospectus as amended or supplemented from time to time, which the Fund may from time to time furnish to the Broker and Fund shall reimburse the Broker for its reasonable expenses incurred in making such mailings.


         6. (a) The Broker shall include in all periodic statements of account sent by it to any customer on whose behalf a Customer Account is then maintained information regarding (i) all purchases and redemptions of Shares in the Customer Account during the period covered by the statement, (ii) all dividends on Shares paid into the Customer Account during such period and (iii) the number of Shares held in the Customer Account on the closing date of the statement.

                  (b) The Broker shall reasonably assist the Fund and its agents in maintaining and servicing Customer Accounts, including (without limitation) responding to inquiries from any customer on whose behalf a Customer Account is then maintained relating to the Customer Account.

                  (c) As a fee for the services performed by the Broker pursuant to this Section 6, and subject to the limitation contained in Section 7 of this Agreement, the Fund shall pay the Broker, promptly following the end of each month, $.50 per month for each Customer Account maintained by the Broker on behalf of it customers.


         7. (a) Upon the request of a customer to have his Shares transferred to another Participating Broker, the Broker shall instruct the Fund to effect the transfer. Except for a transfer of Shares to a Participating Broker, which the Fund will effect promptly following receipt of an instruction from the Broker, the Broker shall not attempt to transfer any Shares to any person except on 20 days' written notice to the Fund setting forth the name and address of the proposed transferee and the terms of the proposed transfer (including the purchase price). Upon the giving of such notice, the Fund shall have the right, at its option, to repurchase from the Broker all or any part of the Shares proposed to be transferred at a price computed in accordance with this section.

                  (b) If the Fund determines to exercise such right to repurchase, it shall so notify the Broker in writing prior to the expiration of such 20-day period. If a certificate or certificates representing the Shares to be repurchased have been issued, the Broker shall, within five days after the giving of the written notice from the Fund of its intention to repurchase such Shares, surrender such certificate or certificates, duly endorsed for transfer, to the Transfer Agent and the Fund shall promptly, but in no event later than the seventh day following such surrender, pay the Broker for the Shares repurchased an amount in cash or marketable securities or both equal to the net asset value per share of Shares next determined by the Fund following the surrender, multiplied by the number of Shares repurchased.

                  (c) If no certificate or certificates for the shares to be repurchased have been issued then the Fund shall promptly, but in no event later than the seventh day following the giving of the written notice of its intention to repurchase such Share, pay the Broker for the Shares repurchased an amount in cash or marketable securities or both equal to the net asset value per share of Shares next determined by the Fund following the giving of such written notice multiplied by the number of Shares repurchased.

                  (d) Any certificates representing Shares issued to the Broker shall contain of their face a legend referring to this section and stating that the transfer of such Shares is restricted and to be governed by this section.


         8. The Broker shall permit the Fund's independent public accountants to make such examination of the Broker's systems for effecting purchases and redemptions, and recording ownership, of Shares as may be necessary to enable the accountants to provide the Fund, both at the time operations under this Agreement are initiated and annually in connection with the Fund's preparation of its annual report on Form N-1R under the Investment Company Act of 1940, as amended, (the "Investment Company Act"), a report in the form required by Form N-1R under the Investment Company Act regarding the adequacy of the Fund's internal accounting control and systems for safeguarding securities. In addition, the Broker shall promptly furnish the Fund copies of any letters of complaint received by the Broker from its customers on whose behalf Customer Accounts are maintained regarding the Fund or its Shares as well as copies of any replies the Broker makes to those letters.


         9. The Fund may terminate this Agreement at any time on not less than 90 days written notice. The Broker may terminate this Agreement at any time without notice by so informing the Fund in writing. No later than the seventh day following such termination, the Broker either (i) redeem all Shares of which it is the record holder or (ii) transfer record ownership of Shares held in one or more Customer Accounts to a Participating Broker and redeem all Shares not so transferred.


         10. Any notice required or permitted to be given in writing pursuant to this Agreement may be sent by mail, in which case the notice shall be deemed given on the third Business Day following the deposit of the notice into the custody of the United States Post Office, and shall be given to the Broker or the Fund at the following addresses:

                  If to the Broker:

                           Mr. Vincent Cavallo          Mr. Joseph Masco
                           522 Fifth Avenue             120 Broadway
                           New York, N.Y.  10036        New York, N.Y.  10005

                  If to the Fund:

                           Short Term Income Fund, Inc.
                           230 Park Avenue  Suite 3300
                           New York, New York  10017

                           Attention of the President

         11. This Agreement may not be assigned by the Broker or by the Fund, except that this Agreement shall be binding on and to the benefit of the surviving entity of a merger consolidation between the broker and any other entity, provided, however, that such surviving entity is registered as a broker-dealer under the Securities Exchange Act of 1934 or any successor statute.

         IN WITNESS WHEREOF, the Broker and the Fund have executed this Agreement as of the date first written above.

                                            NEUBERGER & BERMAN

                                            By:  /s/ Neuberger & Berman

                                           Short Term Income Fund, Inc.


                                            By: /s/ Joseph H. Reich

SHORT TERM INCOME FUND, INC.

         AGREEMENT dated February 18, 1981 between Short Term Income Fund, Inc. a Maryland corporation (the "Fund) and L.F. Rothschild, Unterberg, Towbin, a New York limited partnership (the "Broker").

         Short Term Income Fund, Inc. is registered as an investment company under the Investment Company Act of 1940, as amended, and a registration statement under the Securities Act of 1933, as amended, relating to its shares of common stock, per value $.001 per share ("Shares"). is in effect. Short Term Income Fund, Inc. and the Broker desire to enter into an agreement to enable the Broker to establish accounts through which its customers may acquire Shares in accordance with the terms of the prospectus contained in the said registration statement, as amended and supplements from time to time (the "Prospectus").

         NOW, THEREFORE, the Broker and the Fund agree as follows:

         1. Definitions The following terms shall have the following meanings:

         (a) "Bank Business Day" means any Business Day that is not a bank holiday in the State of New York.

         (b) "Business Day" means any day the New York Stock Exchange, Inc. is open for trading.

         (c) "Customer Account" means an account with the Fund established by and in the name of the Broker, on behalf of a customer acquiring Shares, having the same account number or designation as the customer's account with the Broker.

         (d) "Transfer Agent" means the Bank of New York and any successor transfer agent appointed from time to time by the fund.

         (e) "Participating Broker" means any registered broker-dealer which has established and maintains accounts with the Fund on behalf of the Broker's customers similar to the Customer Accounts established pursuant to this Agreement.

         2. The Broker acknowledges that it has received the Fund's Prospectus dated January 18, 1980, amended November 5, 1980 and agrees that prior to or simultaneously with establishing any Customer Account it shall deliver a current Prospectus to its customer on whose behalf the Customer Account is being established . The Fund shall from time to time provide the Broker with such quantities of current Prospectuses as the Broker may reasonably request.

         3. The Broker shall be the holder of record of all Shares held from time to time in the Customer Accounts and neither the Fund nor the Transfer Agent shall be obligated to accept instructions relating to the purchase or redemption of Shares from anyone other than the Broker. The Broker shall prepare monthly, and furnish to the Transfer Agent, a current list showing for each of the Broker's Customer Accounts, the customer's name, address and the broker's identification number. The Fund shall not use the list for any purpose other than furnishing the list to the staff of the Securities and Exchange Commission if the staff requests the list from the Fund.

         4. (a) Each Bank Business Day, after the close of trading on the New York Stock Exchange, Inc. on such day, the Broker shall deliver to the Transfer Agent, in such form as may be agreed upon from time to time by the Broker and the Fund, all orders received or made by the Broker on such day for the purchase or redemption of Shares on behalf of any Customer Account. Orders for the purchase or redemption of Shares received or made by the Broker on any Business Day that is not a Bank Business Day shall be combined with such orders so received or made on the next following Bank Business Day. If an order for the purchase of Shares on behalf of the Customer Account is not accompanied by an amount in Federal Funds sufficient to effect the purchase, then the Broker shall deliver the order to the Fund's Transfer Agent promptly following the availability to the Broker of sufficient Federal Funds to effect the purchase.

                  (b) If on any Business Day there is an excess of the aggregate number of Shares to be purchased pursuant to orders delivered by the Broker to the Transfer Agent over the aggregate number of Shares to be redeemed pursuant to such orders (the "Excess Purchases Shares"), then the Broker shall transfer or cause to be transferred to the Transfer Agent for the account of the Fund, as soon as practicable but not later than Noon, New York City time, on the Bank Business Day next following such Business Day, an amount in Federal Funds equal to the net asset value per share last computed by the Fund on such Business Day multiplied by the number of Excess Purchased Shares for that day.

                  (c) If on any Business Day there is an excess of the aggregate number of Shares to be redeemed pursuant to orders delivered by the Broker to the Transfer Agent over the aggregate number of Shares to be purchased pursuant to such orders (the "Excess Redeemed Shares"), then the Fund shall transfer or cause to be transferred to a bank account of the Broker which it has designated in writing, as soon as practicable but not late than Noon, New York City time, on the Bank

Business Day next following such Business Day, an amount in Federal
Funds equal to the net asset value per share last computed by the Fund on such Business Day multiplied by the number of Excess Redeemed for that day.

                  (d) On the first Business Day following any Business Day on which Shares are purchased or redeemed for any customer of the Broker, the Broker shall send its customer a written confirmation of the purchase or redemption, identifying the number of the Customer Account maintained on behalf of the customer.

                  (e) As a fee for the services performed by the Broker pursuant to this Section 4, and subject to the limitation contained in Section 7 of this Agreement, the Fund shall pay the Broker, promptly following the end of each month, $1.00 for each confirmation of a purchase or of a redemption of Shares sent to the Broker's customers during the month.

                  (f) The Broker shall not impose any charges on any Customer Account for effecting the purchase or redemption of Shares on behalf of a Customer Account or transferring to or receiving from a Participating Broker Shares held for any Customer Account or establish any minimum purchase, redemption or investment maintenance requirement unless at least 10 days prior to the imposition of the charge or establishment of the requirements the Broker has given the Fund written notice specifying the amount or rate of the charge or requirements and the circumstances under which the charge or requirements will be imposed.


         5. Promptly following the receipt thereof from the Fund, the Broker shall mail to each customer on whose behalf a Customer Account is then maintained the Fund's annual reports to shareholders, proxies, proxy statements and other communications to shareholders, including the Prospectus as amended or supplemented from time to time, which the Fund may from time to time furnish to the Broker and Fund shall reimburse the Broker for its reasonable expenses incurred in making such mailings.


         6. (a) The Broker shall include in all periodic statements of account sent by it to any customer on whose behalf a Customer Account is then maintained information regarding (i) all purchases and redemptions of Shares in the Customer Account during the period covered by the statement, (ii) all dividends on Shares paid into the Customer Account during such period and (iii) the number of Shares held in the Customer Account on the closing date of the statement.

                  (b) The Broker shall reasonably assist the Fund and its agents in maintaining and servicing Customer Accounts, including (without limitation) responding to inquiries from any customer on whose behalf a Customer Account is then maintained relating to the Customer Account.

                  (c) As a fee for the services performed by the Broker pursuant to this Section 6, and subject to the limitation contained in Section 7 of this Agreement, the Fund shall pay the Broker, promptly following the end of each month, $.50 per month for each Customer Account maintained by the Broker on behalf of it customers.


         7. The aggregate annual amount of any monthly payments the Fund may be required to make to the Broker pursuant to subsection (e) of Section 4 and subsection (C) of Section 6 of the Agreement during the first and each subsequent year during one term of this Agreement shall not exceed an amount equal to one tenth of one percent (.001) of the average net asset value of the Shares held by customers of the Broker during the yeat or, in the case of monthly payments made with respect to a period of less than one year, an amount equal to the percentage of one tenth of one percent (.001) of the average net asset value of the Shares held by the customers of the Broker during the period that the period is of one year.


         8. (a) Upon the request of a customer to have his Shares transferred to another Participating Broker, the Broker shall instruct the Fund to effect the transfer. Except for a transfer of Shares to a Participating Broker, which the Fund will effect promptly following receipt of an instruction from the Broker, the Broker shall not attempt to transfer any Shares to any person except on 20 days' written notice to the Fund setting forth the name and address of the proposed transferred and the terms of the proposed transfer (including the purchase price). Upon the giving of such notice, the Fund shall have the right, at its option, to repurchase from the Broker all or any part of the Shares proposed to be transferred at a price computed in accordance with this section.

                (b) If the Fund determines to exercise such right to repurchase, it shall so notify the Broker in writing prior to the expiration of such 20-day period. If a certificate or certificates representing the Shares to be repurchased have been issued, the Broker shall, within five days after the giving of the written notice from the Fund of its intention to repurchase such Shares, surrender such certificate or certificates, duly endorsed for transfer, to the Transfer Agent and the Fund shall promptly, but in no event later than the seventh day following such surrender, pay the Broker for the Shares repurchased an amount in cash or marketable securities or both equal to the net asset value per share of Shares next determined by the Fund following the surrender, multiplied by the number of Shares repurchased.

              (c) If no certificate or certificates for the shares to be repurchased have been issued then the Fund shall promptly, but in no event later than the seventh day following the giving of the written notice of its intention to repurchase such Share, pay the Broker for the Shares repurchased an amount in cash or marketable securities or both equal to the net asset value per share of Shares next determined by the Fund following the giving of such written notice multiplied by the number of Shares repurchased.

              (d) Any certificates representing Shares issued to the Broker shall contain of their face a legend referring to this section and stating that the transfer of such Shares is restricted and to be governed by this section.


         9. The Broker shall permit the Fund's independent public accountants to make such examination of the Broker's systems for effecting purchases and redemptions, and recording ownership, of Shares as may be necessary to enable the accountants to provide the Fund, both at the time operations under this Agreement are initiated and annually in connection with the Fund's preparation of its annual report on Form N-1R under the Investment Company Act of 1940, as amended, (the "Investment Company Act"), a report in the form required by Form N-1R under the Investment Company Act regarding the adequacy of the Fund's internal accounting control and systems for safeguarding securities. In addition, the Broker shall promptly furnish the Fund copies of any letters of complaint received by the Broker from its customers on whose behalf Customer Accounts are maintained regarding the Fund or its Shares as well as copies of any replies the Broker makes to those letters.


         10. The Fund may terminate this Agreement at any time on not less than 90 days written notice. The Broker may terminate this Agreement at any time without notice by so informing the Fund in writing. No later than the seventh day following such termination, the Broker either (i) redeem all Shares of which it is the record holder or (ii) transfer record ownership of Shares held in one or more Customer Accounts to a Participating Broker and redeem all Shares not so transferred.

         11. Any notice required or permitted to be given in writing pursuant to this Agreement may be sent by mail, in which case the notice shall be deemed given on the third Business Day following the deposit of the notice into the custody of the United States Post Office, and shall be given to the Broker or the Fund at the Following addresses:

                  If to the Broker:

                           L.F. Rothschild, Uterberg, Towbin
                           55 Water Street
                           New York, New York  10041

                  If to the Fund:

                           Short Term Income Fund, Inc.
                           230 Park Avenue  Suite 3300
                           New York, New York  10160

                           Attention of the President

         12. This Agreement may not be assigned by the Broker or by the Fund, except that this Agreement shall be binding on and to the benefit of the surviving entity of a merger consolidation between the broker and any other entity, provided, however, that such surviving entity is registered as a broker-dealer under the Securities Exchange Act of 1934 or any successor statute.

         IN WITNESS WHEREOF, the Broker and the Fund have executed this Agreement as of the date first written above.

                                      L.F. Rothschild, Unterberg, Towbin

                                    By: /s/ L.F. Rothschild, Unterberg, Towbin
                                    ------------------------------------------

                                      Short Term Income Fund, Inc.


                                    By: /s/ Joseph H. Reich
                                    -----------------------